UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2021, Sunita Parasuraman, Ellyn J. Shook, Myron K. Williams and Kristopher A. Wiebeck were each appointed to BRP Group, Inc.’s (the “Company”) Board of Directors (the “Board”), effective January 1, 2022. Effective January 1, 2022, Ms. Parasuraman was also appointed to the Audit Committee of the Board (the “Audit Committee”), Ms. Shook was appointed to the Compensation Committee of the Board (the “Compensation Committee”), Mr. Williams was appointed to the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and Mr. Wiebeck was appointed to the Executive Committee of the Board. In addition, Barbara Matas, a current member of the Board, was appointed to the Audit Committee, effective January 1, 2022, and Joseph Kadow, another current member of the Board, will step down from the Audit Committee, effective January 1, 2022, while continuing to serve as a member of the Board and the Nominating and Corporate Governance Committee and as Chair of the Compensation Committee.
The Board has determined that Ms. Parasuraman, Ms. Shook and Mr. Williams are each independent in accordance with applicable NASDAQ Global Select Market rules and the Company’s corporate governance guidelines.
Ms. Parasuraman currently serves as the Head of Investments, New Product Experimentation at Meta (Facebook), focused on investing in early-stage startups. Prior to that, she served as Facebook’s Global Head of Treasury and as Head of Treasury for Facebook’s blockchain initiative. She serves on the board and on the finance, governance, and nomination committees of the IIT Bombay Heritage Foundation. Ms. Parasuraman holds a bachelor’s degree in Engineering from the Indian Institute of Technology (IIT), Bombay, a master’s degree in Engineering from the University of Pennsylvania, and an M.B.A. from the University of California, Berkeley’s Haas School of Business.
Ms. Shook currently serves as the Chief Leadership and Human Resources Officer for Accenture, a global professional services company. She is focused on helping the 674,000 people of Accenture succeed both professionally and personally. Prior to that, Ms. Shook held Chief Human Resources and Global Human Resources roles with Accenture. She is a member of the World Economic Forum’s Global Shaper Community Foundation Board, the Women’s Leadership Board of the Women and Public Policy program at Harvard’s Kennedy School, and serves on the board of directors for Paradigm for Parity and the HR Policy Association. She also serves on the executive committee of the Professional Roundtable of CHROs and is active in both the NY Jobs CEO Council and HR50. Ms. Shook holds a B.S. from Purdue University.
Mr. Williams previously served as the Sales Strategy and Sales Operations President at United Parcel Service Inc. (UPS). In this role, he oversaw data analytics, sales budget, sales compensation and performance, CRM technology, business development, sales strategy and training, process improvement, negotiations, and executive presentations. Mr. Williams has extensive board experience. He has served or serves on the following boards: the MARCH (Mutual Alliance Restoring Community Hope Foundation) Board; VisionX, a Machine Vision and Machine Learning AI Company, as an Advisory Board Member; Atlanta Public Schools CTAE Board, as Chairman; the Career Training Agricultural and Education Board; the Business Administration & Economics Board at Morehouse College; the Albert W. Smith Scholarship Committee Board; The Center for Advance Logistics Management Board at Albany State University; and the 100 Black Men Board. Mr. Williams holds a B.B.A. from Albany State University in Albany, GA, and a M.B.A. from Florida Metropolitan University at Tampa College.
Mr. Wiebeck currently serves as Chief Strategy Officer at the Company, focused on strategic initiatives across the organization. He was appointed to Chief Strategy Officer from Chief Financial Officer at the Company. At various times over his tenure at BRP Group, Mr. Wiebeck has led the finance, accounting, legal and Partnership functions of the organization, playing an integral role in the firm’s success since he joined in 2015. Prior to that, Mr. Wiebeck served as Senior Vice President at MMA Capital Management after beginning his career in the Advisory Services practice of PricewaterhouseCoopers. Mr. Wiebeck holds a bachelor’s and master’s degree in Accounting from the University of Florida. While at the University of Florida, he was an All-American student-athlete and graduate of the Honors Program.
There are no arrangements or understandings between any of Ms. Parasuraman, Ms. Shook, Mr. Williams or Mr. Wiebeck and any other person pursuant to which Ms. Parasuraman, Ms. Shook, Mr. Williams or Mr. Wiebeck was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which any of Ms. Parasuraman, Ms. Shook or Mr. Williams has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Transactions to which the Company or any of its subsidiaries is a party and in which Mr. Wiebeck has a material interest subject to disclosure under Item 404(a) of Regulation S-K are described in the Company’s proxy statement for its 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 27, 2021, under the heading “Transactions with Related Persons.”

Ms. Parasuraman, Ms. Shook and Mr. Williams will each receive quarterly payments of $37,500 for their Board service, $18,750 of which will be paid in cash and $18,750 of which will be paid in Class A Common Stock of the Company. Mr. Wiebeck, as an employee of the Company, will not receive any additional compensation for his service as a director. Each of Ms. Parasuraman, Ms. Shook, Mr. Williams and Mr. Wiebeck will also enter into the Company’s standard indemnification and restrictive covenant agreements for directors and executive officers.
Item 7.01. Regulation FD Disclosure.
On December 21, 2021, the Company issued a press release announcing the appointment of Ms. Parasuraman, Ms. Shook, Mr. Williams and Mr. Wiebeck to the Board and the relevant committees of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of BRP Group, Inc. dated December 21, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: December 21, 2021	By:	/s/ Bradford Hale
		Name:	Bradford Hale
		Title:	Chief Financial Officer